SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              November 17, 2004
                              -----------------
                               Date of Report
                     (Date of earliest event reported)


                          SOURCE ENERGY CORPORATION
                          --------------------------
           (Exact name of registrant as specified in its charter)



    Utah                          0-29129                       87-0370820
    ----                          -------                       ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                           3040 Granite Meadow Lane
                              Sandy, Utah 84604
                              -----------------
                   (Address of Principal Executive Offices)

                               (801) 943-5490
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [X] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01   Entry into a Material Definitive Agreement.
            -------------------------------------------

          On November 17, 2004, Source Energy Corporation (the "Company", or "we", "our", "us" or words of similar import) entered into an Asset Purchase Agreement (the "Agreement") with Energytec, Inc., a Nevada corporation ("Energytec"), to purchase a substantial portion of the oil and gas properties and gas pipeline assets of Energytec for approximately 31 million shares of our common stock. Energytec will distribute our common shares to its shareholders pro rata. Following the distribution, Energytec shareholders will hold approximately 99 percent of our outstanding shares of common stock.

          As of the date of the Agreement and currently, there were no material relationships between us or any of our affiliates and Energytec, other than in respect of the Agreement.

          For a brief description of the terms and conditions of the Agreement, see the Agreement and the Press Release that are attached hereto and incorporated by reference. See Item 9.01.

Item 7.01   Regulation F D Disclosure.
            --------------------------

          See the Press Release attached hereto and incorporated herein by reference as Exhibit 99.1. See Item 9.01.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

         (c) Exhibits.

Description of Exhibit                          Exhibit Number
----------------------                          --------------

Asset Purchase Agreement                              2.1

Press Release dated November 18, 2004                99.1

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SOURCE ENERGY CORPORATION

Dated: 11/18/04                                    /s/ Craig Carpenter
       --------                                    --------------------------
                                                   Craig Carpenter
                                                   President and
                                                   Director